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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         TEAM COMMUNICATIONS GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


              CALIFORNIA                                   95-5419215
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


                       12300 Wilshire Boulevard, Suite 400
                          Los Angeles, California 90025
                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                                (Title of Class)


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ITEM 1. Description of Registrant's Securities to be Registered.

        The section entitled "Description of Securities" in the form of prospectus included in the Registration Statement on Form SB-2 (Reg. No. 333-26307), as amended (the "Registration Statement"), including any form of the prospectus contained therein to be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), is incorporated herein by reference.

ITEM 2. Exhibits.

1.      Form of Stock Certificate of the Registrant(1)

2.      Amended and Restated Articles of Incorporation of the Registrant(2)

3.      Bylaws of the Registrant(3)

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    (1)Incorporated by reference to Exhibit 4.15 to the Registration Statement.
    (2)Incorporated by reference to Exhibit 3.1 to the Registration Statement.
    (3)Incorporated by reference to Exhibit 3.2 to the Registration Statement.


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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TEAM COMMUNICATIONS GROUP, INC.



Date: June 16, 1998                By: /s/ MICHAEL LATINER
                                       -------------------------------------
                                       Michael Latiner
                                       Senior Vice President, Finance
                                       and Secretary